EXHIBIT 32.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
               PURSUANT TO 18 U.S.C. 1350, as adopted pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002.


Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned Chief Executive Officer of Securac Corp. (the "Company"), hereby certifies to such officers' knowledge, that the Company's Quarterly Report on Form 10-QSB for the period ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 25, 2006                         By:
                                                /s/ Terry W. Allen
                                               ---------------------------------
                                                Terry W. Allen,
                                                Chief Executive Officer